UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), held its 2017 Annual Meeting of Shareholders (the "Annual Meeting") on April 18, 2017. At the Annual Meeting,  Charles E. Brock, Renda J. Burkhart, Gregory L. Burns, Marty G. Dickens, Thomas C. Farnsworth, III, Joseph C. Galante, Glenda Baskin Glover, David B. Ingram, Ed C. Loughry, Jr., Robert A. McCabe, Jr., Ronald L. Samuels, Gary L. Scott, Reese L. Smith, III and M. Terry Turner were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 9, 2017 (the "Proxy Statement") and (iii) on a non-binding, advisory basis, selected the option of every year for the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company's named executive officers.

The final voting results of the director elections, ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, non-binding, advisory approval of compensation for the Company's named executive officers and selection of the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers, which were described in more detail in the Proxy Statement, are set forth below.

(1)	Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Charles E. Brock	37,557,986	44,883	794,691	6,424,184
Renda J. Burkhart	37,556,742	37,268	803,550	6,424,184
Gregory L. Burns	37,396,117	187,460	813,983	6,424,184
Marty G. Dickens	37,536,036	63,818	797,706	6,424,184
Thomas C. Farnsworth, III	37,548,468	39,276	809,816	6,424,184
Joseph C. Galante	37,553,140	48,109	796,311	6,424,184
Glenda Baskin Glover	37,528,673	65,690	803,197	6,424,184
David B. Ingram	37,563,447	38,084	796,029	6,424,184
Ed C. Loughry, Jr.	37,488,036	109,061	800,463	6,424,184
Robert A. McCabe, Jr.	37,100,485	502,517	794,558	6,424,184
Ronald L. Samuels	37,495,574	106,656	795,330	6,424,184
Gary L. Scott	37,537,580	65,332	794,648	6,424,184
Reese L. Smith, III	37,509,448	100,942	787,170	6,424,184
M. Terry Turner	37,529,207	83,495	784,858	6,424,184

(2)
The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
43,925,841	111,693	784,210	N/A

(3)	The non-binding, advisory vote on the compensation of the Company's named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
36,822,807	784,259	790,494	6,424,184

(4)
The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company's named executive officers received the following votes:

One Year	Two Years	Three Years	Abstain
31,322,294	52,154	6,178,000	845,112

    In light of selection by the shareholders at the Annual Meeting of the option to hold future non-binding, advisory votes on the compensation of the Company's named executive officers every year, the Company's Board of Directors determined on April 18, 2017 to hold non-binding, advisory votes on the compensation of the Company's named executive officers every year, until the next required non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers. The Company is required to hold a non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company's named executive officers no less frequently than every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date: April 19, 2017